[ON THE HEADED PAPER OF THE ROYAL BANK OF SCOTLAND PLC]

To:      EWT Elektro & Nachrichtentechnik GmbH ("EWT")

And to:  The Guarantors (as defined in the Facility Agreement)

From:    The Royal Bank of Scotland plc as Facility Agent

And from:  The  Royal  Bank of  Scotland  plc  acting  as  agent  for  National
     Westminster Bank plc as Bank


                                                                   1 March, 2002


Dear Sirs,

Re: Revolving loan facility agreement dated 24th October, 2001 made between, inter alia, EWT as Borrower, the entities identified therein as Guarantors, The Royal Bank of Scotland plc as Facility Agent and Security Agent and the financial institutions defined therein as Banks (the "Facility Agreement")

We refer to the Facility Agreement. Terms defined in the Facility Agreement shall have the same meaning when used in this letter, save where expressly defined otherwise.

1.   Temporary waiver of certain rights

EWT has requested the Banks to temporarily waive certain of their rights under the Finance Documents arising as a result of a failure by UPC to pay the interest due on any of the senior notes issued under the indentures listed in the schedule to this letter (the "Relevant UPC Indentures") on the dates specified in the schedule (any such failure to pay being a "Specified Event").

We confirm that an Instructing Group agrees, subject to the terms and conditions outlined below, not to exercise their rights during the Relevant Period (defined below) under the Relevant Clauses (defined below) of the Facility Agreement which would otherwise arise as a result of any Event of Default or Potential Event of Default under:

(a) Clause 19.6.1 of the Facility Agreement which is constituted by a Specified Event; or

(b) Clause 19.6.2 of the Facility Agreement which is constituted by an event described in Clause 19.6.2 of the Facility Agreement under the document relating to any Borrowed Money of UPC which event itself is constituted by a Specified Event.

At the end of the Relevant Period, the rights of the Finance Parties in respect of the Relevant Clauses and any Specified Event will revive and will be exercisable in full by the Finance Parties.

"Relevant Clauses" means the following clauses of the Facility Agreement:

(a)  Clause 19.16 (Acceleration and Cancellation); and

(b)  subject to paragraphs 2(b) and 4(a) hereof,  sub-clause  3.3.3(a) of Clause
     3.3 (Drawdown Conditions).

"Relevant Period" means the period commencing on the Effective Date (as defined below) and ending on the earlier of:

(a)  3 June, 2002;

(b) the date five Business Days after the date on which the Facility Agent (acting on the instructions of an Instructing Group) notifies EWT in writing of a breach by EWT of its obligations hereunder which is continuing unremedied, unless the breach (if capable of remedy) is remedied within such 5 Business Day period;

(c) the occurrence of any Event of Default under the Facility Agreement (other than an Event of Default in respect of which an Instructing Group has agreed in this letter to temporarily waive certain of their rights); or

(d) the expiration, termination, cancellation, suspension or ceasing to be in full force and effect of any waiver, suspension or other agreement by any creditor of UPC, any other member of the UPC Group or any member of the Group not to exercise any rights or remedies of acceleration or cancellation (howsoever described) which such creditor may have under the terms of the Indentures, the Liberty Loan Agreement or the Eur 3,500,000,000, US$ 347,500,000 and Eur 95,000,000 facility agreement dated
     26th October, 2000 made between, inter alia, UPC Distribution Holding B.V., Chase Manhattan plc, TD Bank Europe Limited and Toronto Dominion (Texas), Inc. against any of the foregoing as a result of or arising from a Specified Event.

2.   Conditions

The above agreement by an Instructing Group is subject to the following terms and conditions. EWT acknowledges and agrees to these terms and conditions and undertakes to perform its obligations as set out below.

(a) The Finance Parties reserve all their rights in respect of any Event of Default or Potential Event of Default (whether in existence at the date hereof or arising thereafter and whether or not known to any Finance Party), except to the extent such rights are expressly varied by this letter.

(b) Subject to the terms of the Facility Agreement and (during the Relevant Period) notwithstanding the occurrence of any Specified Event, Advances (whether or not Rollover Advances) may be drawn under the Facility Agreement after the date of this letter only if the Term selected for each such Advance after the date of this letter until the end of the Relevant Period shall be one month, or such other period as the Facility Agent may agree. For the avoidance of doubt, the availability of Advances under this paragraph 2(b) will be subject to no Event of Default or Potential Event of Default or, in the case of Rollover Advances, Event of Default (other than an Event of Default or Potential Event of Default or, in the case of Rollover Advances, Event of Default in respect of which an Instructing Group has agreed in this letter to temporarily waive certain of their rights) being outstanding on the date of the Notice of Drawdown for such Advance or on its Drawdown Date or resulting from the making of the Advance.

(c) Pursuant to clause 22.2 of the Facility Agreement, EWT shall pay or reimburse on demand of each of the Facility Agent and the other Finance Parties all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by any of them in connection with this letter or any such action as any of them might take in connection with the preservation and/or enforcement of any of their respective rights under this letter or under any other Finance Document.

(d) By no later than 30 days after the date of this letter, EWT shall pay or shall cause to be paid as the Facility Agent may direct all costs, fees, expenses and charges and all stamp, registration or other taxes (including, without limitation, Eur 54,000 or such other amount as the relevant authorities may require to be paid in relation to consent requirements) in connection with the registration and/or filing with the competent land register of mortgages of the Mortgage and the land charge and other rights in favour of the Finance Parties over the property located at Berlin Tempelhof-Kreuzberg, Mitte, land register sheet 693N, subdividable land 42220, parcel of land 123. EWT shall, and shall cause each of the relevant members of the Group and the Security Providers under the above-mentioned Mortgage to, promptly do all such acts or execute all such documents (including notices and instructions) as the Facility Agent or the Security Agent may specify in such form as the Facility Agent or the Security Agent may require in connection with the foregoing.

(e) EWT shall, by no later than 30 days after the date of this letter, pay the following amounts in the following currencies in satisfaction of legal fees incurred by the Facility Agent in connection with the Facility Agreement:

     (i) Euro 79,924.59 to Clifford Chance Punder, Frankfurt (invoices dated 11 October and 24 October, 2001); and

     (ii) US $2,536.25 to Clifford Chance Rogers & Wells LLP, New York (invoice dated 11 October 2001),

          in each case in accordance with the payment instructions provided on the invoices in relation to the above fees (or otherwise as the Facility Agent may direct).

(f) EWT shall, as soon as practicable but in any event within five Business Days of the execution of this letter, deliver to the Facility Agent, a copy, certified as at the date of delivery thereof as a true and up-to-date copy by an Authorised Signatory, of an extract of the commercial register (Handelsregister) of each Obligor and Security Provider.

3.   Effective Date

The Relevant Period shall commence on the date on which the Facility Agent notifies EWT and the Banks that it has received evidence of the due authorisation and execution of this letter by EWT and each of the Guarantors in form and substance satisfactory to it (acting reasonably) (the "Effective Date").

The Facility Agent will give this notice as soon as practicable after these conditions are satisfied. If the Effective Date has not occurred by 4th March, 2002 (or such later date as an Instructing Group may agree in writing), the Instructing Group's agreement under paragraph 1 (Temporary waiver of certain rights) will be automatically cancelled, notwithstanding any subsequent satisfaction of these conditions.

4.   Amendments to the Facility Agreement

With effect on the Effective Date until the end of the Relevant Period (subject to the last sentence of this paragraph 4):

(a) any Event of Default or Potential Event of Default in respect of which an Instructing Group has agreed in this letter to temporarily waive their rights shall be disregarded for the purpose of Clause 14.5 (No Material Defaults) and Clause 14.15 (No Default) of the Facility Agreement; and

(b) sub-clauses 19.6.1 and 19.6.2 of Clause 19.6 (Cross-Default) of the Facility Agreement shall be amended by changing each reference to "UPC" to "UPC and/or any other member of the UPC Group (other than (i) a member of the Group, (ii) the immediate holding company of UPC Distribution Holding B.V. from time to time, being UPC Holding B.V. as of the date hereof, or
     (iii) UPC Polska Inc. or any of its Subsidiaries)".

If the Relevant Period ends because of an Event of Default, the above amendments shall continue to apply until such Event of Default is remedied or waived by an Instructing Group (or, if required, all the Banks).

5.   Miscellaneous

Each Obligor hereby makes the representations and warranties in Clauses 14.1, 14.2, 14.3, 14.4 and 14.9 of the Facility Agreement (on the basis that for this purpose references in those Clauses to the Facility Agreement or the Finance Documents shall be construed as references to this letter) and acknowledges that the Finance Parties have entered into this letter in reliance on these representations and warranties.

Save as expressly provided for in this letter, this letter is not a waiver or amendment of any term of the Finance Documents and the Finance Documents remain in full force and effect.

This letter is designated a Finance Document and may be signed in any number of counterparts.

This letter is governed by English law.

Please confirm your acceptance of the terms of this letter, by countersigning it and returning it by fax as follows:

The Royal Bank of Scotland plc
135 Bishopsgate
London  EC2M 3UR
United Kingdom
Fax:          +44 (0) 207 375 8549
Attention:    Ranesh Verma/Eddie Dec, Corporate & Institutional Banking

The National Westminster Bank plc
Global Services, Financial Markets
135 Bishopsgate
London  EC2M 3UR
United Kingdom
Fax:          +44 (0) 207 334 1288
Attention:    Duncan Wiggins, NatWest Global Services, Financial Markets

with a copy to
Clifford Chance

Droogbak 1a
1013 GE Amsterdam
The Netherlands
Fax:          +31 20 711 9999
Attention:    Mark Huddlestone/Andrew Spence/Nicci Bouwman



Yours faithfully,


..............................................
for and on behalf of
The Royal Bank of Scotland plc
in its capacity as Facility Agent



..............................................
for and on behalf of
The Royal Bank of Scotland plc acting as agent for National Westminster Bank plc in its capacity as Bank

                                    SCHEDULE

                             Relevant UPC Indentures

         Relevant UPC Indenture                                              Date upon which interest is due
         ----------------------                                              -------------------------------

1.   Indenture  dated 30 July 1999 between UPC and the UPC Trustee for       1 February 2002
     the  $800,000,000   10 7/8%  Senior  Notes  Due  2009  and  the  EUR
     300,000,000 10 7/8% Senior Notes Due 2009

2.   Indenture  dated 29 October  1999 between UPC and the UPC Trustee       1 May 2002
     for the  $200,000,000  10 7/8% Senior  Notes  Due 2007 and the EUR
     100,000,000 10 7/8% Senior Notes Due 2007

3.   Indenture  dated 29 October  1999 between UPC and the UPC Trustee       1 May 2002
     for the  $252,000,000  11 1/4% Senior  Notes Due 2009 and the EUR
     101,000,000 11 1/4% Senior Notes Due 2009

4.   Indenture  dated 20 January  2000 between UPC and the UPC Trustee       1 February 2002
     for  $600,000,000  11 1/4%  Senior  Notes  Due  2010  and the EUR
     200,000,000 11 1/4% Senior Notes Due 2010

5.   Indenture  dated 20 January  2000 between UPC and the UPC Trustee       1 February 2002
     for the $300,000,000 11 1/2% Senior Notes Due 2010

                                  7

We agree to the above terms and conditions:



.............................................
For and on behalf of
EWT Elektro & Nachrichtentechnik GmbH

Name:    -----------------------------------
Title:   Geschaftsfuhrer/managing director


ACKNOWLEDGEMENT AND AGREEMENT BY GUARANTORS

We hereby confirm our acknowledgement and agreement to the above terms and conditions and consent to the entry into by EWT Elektro & Nachrichtentechnik GmbH of this letter. We hereby confirm that each of the Facility Agreement and the other Finance Documents (as amended from time to time including pursuant to the above terms and conditions) and our obligations thereunder remain in full force and effect.




.............................................
For and on behalf of
EWT Communications GmbH
Name:    Dr. Walter Maier
Title:   Geschaftsfuhrer/managing director




.............................................
For and on behalf of
Kabeldienst Kabelanschluss-Verwaltungsgesellschaft mbH
Name:    Helga Drucker
Title:   Geschaftsfuhrer/managing director




.............................................
For and on behalf of
TSS Telekabel Service Sud Marketing und Verwaltung GmbH

Name:    -----------------------------------
Title:   Geschaftsfuhrer/managing director

.............................................
For and on behalf of
EWT GmbH and TSS GmbH GbR

Name:    -----------------------------------
Title:   Geschaftsfuhrer/managing director of
EWT Elektro & Nachrichtentechnik GmbH



.............................................
For and on behalf of
EWT GmbH and TSS GmbH GbR

Name:    -----------------------------------
Title:   Geschaftsfuhrer/managing director of
TSS Telekabel Service Sud Marketing und Verwaltung GmbH



.............................................
For and on behalf of
RFC Radio-, Fernseh-u. Computertechnik GmbH
Name:    Richard Pohl
Title:   Geschaftsfuhrer/managing director



.............................................
For and on behalf of
AdiC - Antennendienst Calau GmbH
Name:    Helmuth Reitmayer
Title:   Geschaftsfuhrer/managing director



.............................................
For and on behalf of
CTC GmbH Breitbandtechnik
Name:    Jorg Thunig
Title:   Geschaftsfuhrer/managing director



.............................................
For and on behalf of
CTC GmbH Breitbandtechnik
Name:    Olaf Ehrlich
Title:   Geschaftsfuhrer/managing director


                                       9